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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 23, 2004

DUANE READE INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)
001-13843 (Commission File Number)	04-3164702 (I.R.S. Employer Identification No.)
440 Ninth Avenue New York, New York (Address of Principal Executive Offices)	10001 (Zip Code)
(212) 273-5700 (Registrant's Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events

        On July 23, 2004, Duane Reade Inc. issued the press release attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference into this Item.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

  a)
  Financial Statements. Not Applicable

  b)
  Pro Forma Financial Information. Not Applicable

  c)
  Exhibits

        The following materials are attached as exhibits to this Current Report on Form 8-K

Exhibit Number	Description
99.1	Press Release, dated July 23, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2004

DUANE READE INC.
By:	/s/ MICHELLE D. BERGMAN Michelle D. Bergman Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 23, 2004

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX